6-1162-CLO-1082

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:                      Advance Payments and Permitted Transactions 2

Reference:	Purchase Agreement No. 1977 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Advance Payments for Aircraft.

Notwithstanding Article 4.2 and Table 1C of the Purchase Agreement, which sets forth Boeing’s standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing and Customer agree that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], is hereby amended as follows:

1.1	Customer will make Advance Payments to Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2
Notwithstanding Section 1.3 of Letter Agreement No. 6-1162-AKP-070 entitled Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft, Customer will [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           Permitted Transactions

Notwithstanding Article 9.2 of the AGTA, Boeing agrees that Customer may from time to time prior to delivery of any Relevant Aircraft enter into arrangements and agreements with lenders, lessors or other parties (whose business includes, but may not be limited to, the financing of aircraft) for the purpose of (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and/or (b) consummating [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to which the right to purchase an SA 32 Relevant Aircraft, and the corresponding obligation to make [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with respect thereto, are conveyed to such a party [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

For the purpose of securing an [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and notwithstanding the provisions of  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] between Boeing and Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], including the right to purchase an SA 32 Relevant Aircraft provided that Customer and Customer’s financiers accept Boeing’s customary terms and conditions for consenting [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including, but not limited to, the following:

(i)
if Customer’s financier gives notice that it intends to exercise its [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; Boeing shall have the right to assume those rights with respect to such SA 32 Relevant Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and received and retained by Boeing with respect to that SA 32 Relevant Aircraft (Manufacturer’s Option);

(ii)	Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer;

(iii)
Boeing shall not be subject to any additional liability [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing would not otherwise be subject to under the Purchase Agreement;

(iv)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; or require Boeing to divest itself of title to or possession of the SA 32 Relevant Aircraft, or any other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

(v)
In lieu of the concessions granted to Customer under the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] In calculating the amount payable by the financier for an SA 32 Relevant Aircraft, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer may execute [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Any such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to the conditions that (i) it shall not subject Boeing to any liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement and (ii) no such assignment will require Boeing to divest itself of title to or possession of the aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Purchase Agreement in connection with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is contingent upon Boeing’s consent, which shall not be unreasonably withheld or delayed.  Boeing agrees to cooperate in good faith with Customer and to take such actions as may be reasonably requested by Customer to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Notwithstanding Paragraph 1.1 above, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

P.A. No. 1977 SA-32
Advance Payments and Permitted Transactions 2
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1082 Page 5

3.            Confidential Treatment.

Customer and Boeing understand certain commercial and financial information contained in this Letter Agreement is considered by Boeing and Customer as confidential.  Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as required by law or government regulation.

Very truly yours,

THE BOEING COMPANY

By

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _______________, 2009

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 1977 SA-32
Advance Payments and Permitted Transactions 2
BOEING PROPRIETARY

P.A. No. 1977 SA-32
Advance Payments and Permitted Transactions 2
BOEING PROPRIETARY